                         FORM OF LETTER OF TRANSMITTAL

                           BUCKEYE TECHNOLOGIES INC.
                               OFFER TO EXCHANGE
                     8% SENIOR SUBORDINATED NOTES DUE 2010
                       FOR ANY AND ALL OF THE OUTSTANDING
                     8% SENIOR SUBORDINATED NOTES DUE 2010
                    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS
                           WILL EXPIRE AT 5:00 P.M.,
       NEW YORK CITY TIME, ON       , 1998, UNLESS THE OFFER IS EXTENDED

                       IBJ SCHRODER BANK & TRUST COMPANY
                             (THE "EXCHANGE AGENT")

---------------------------------------------------------------------------------------------------
 By Mail (registered or           By Facsimile Transmission (for    By Hand or Overnight Courier:
 certified mail recommended):     Eligible Institutions only):
---------------------------------------------------------------------------------------------------
 IBJ Schroder Bank & Trust                (212) 858-2611            IBJ Schroder Bank & Trust
   Company                                                            Company
 P.O. Box 84                                                        One State Street
 Bowling Green Station                                              New York, New York 10004
 New York, New York 10274-0084                                      Attn: Securities Processing
 Attn: Reorganization                                                 Window, Subcellar One, (SC-1)
   Operations Department
---------------------------------------------------------------------------------------------------
                      Confirm Receipt of Facsimile Transmission by Telephone:
                                          (212) 858-2103
---------------------------------------------------------------------------------------------------

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than as set forth above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     By execution hereof, the undersigned hereby acknowledges receipt of the
Prospectus dated July   , 1998 (the "Prospectus") of Buckeye Technologies Inc.
(the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 8% Senior Subordinated Notes due 2010 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 in principal amount of its outstanding 8% Senior Subordinated Notes due 2010 (the "Notes"). The term "Expiration Date" shall mean 5:00 p.m.,
New York City time, on             , 1998, unless the Exchange Offer is
extended, in which case the term "Expiration Date" means the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List on the next page the Notes to which this Letter of Transmittal relates. If the space indicated is inadequate, the Certificate or Registration Numbers and the Principal Amounts should be listed on a separately signed schedule affixed hereto.

----------------------------------------------------------------------------------------------------------
                         DESCRIPTION OF SENIOR SUBORDINATED NOTES TENDERED HEREBY
----------------------------------------------------------------------------------------------------------
      NAME AND ADDRESS OF REGISTERED OWNER                       PRINCIPAL AMOUNT TENDERED**
           (PLEASE FILL IN, IF BLANK)                            (ATTACH LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------
                                                       CERTIFICATE OR
                                                        REGISTRATION         AGGREGATE PRINCIPAL AMOUNT
                                                          NUMBERS*              REPRESENTED BY NOTES
----------------------------------------------------------------------------------------------------------

                                                    ----------------------------------------------------

                                                    ----------------------------------------------------

                                                    ----------------------------------------------------

                                                    ----------------------------------------------------

                                                   TOTAL
----------------------------------------------------------------------------------------------------------
  * Need not be completed by Book-Entry Holders.
 ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Notes. All tenders must be in integral multiples of $1,000.
----------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used (i) if certificates representing Notes are to be forwarded herewith, (ii) if tender of Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Depository" or "DTC"), pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering" or (iii) if tender of the Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     Unless the context requires otherwise, the term "Holder" with respect to the Exchange Offer means any person (i) in whose name Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder or (ii) whose Notes are held of record by DTC who desires to deliver such Notes by book-entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Notes must complete this letter in its entirety.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
    TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
---------------------------------------------------------------------------

   Account Number:
--------------------------------------------------------------------------------

   Transaction Code Number:
--------------------------------------------------------------------------------

     Holders whose Notes are not immediately available or who cannot deliver their Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

   Name of Registered Holder(s):

 -------------------------------------------------------------------------------

   Name of Eligible Institution that Guaranteed Delivery:
   ------------------------------------------------------

   If delivery by book-entry transfer:

     Account Number:
   -----------------------------------------------------------------------------

     Transfer Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL
    COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:
    ----------------------------------------------------------------------------

      Address:
    ----------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Notes tendered hereby, the undersigned hereby exchanges, sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, sell, assign and transfer the Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned; (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in a distribution of such Exchange Notes; and (iii) the undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (a) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available April 13, 1989), Morgan Stanley & Co., Inc. (available June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (b) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom. If the exchange offeree is a broker-dealer holding Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, sale, assignment and transfer of tendered Notes or transfer ownership of such Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Notes or the Exchange Notes.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Notes tendered hereby and, in such event, the Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

     Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Notes, and any Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in Instruction 2).

                       SPECIAL REGISTRATION INSTRUCTIONS

  Fill in ONLY if Exchange Notes are to be issued in a name OTHER than that the undersigned.

Name
----------------------------------------
                                    (PLEASE PRINT)

Address
--------------------------------------

                ------------------------------------------------
                               (INCLUDE ZIP CODE)

Book Entry Transfer Facility Accounts
-----

                ------------------------------------------------
                  (TAX IDENTIFICATION/SOCIAL SECURITY NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS

  Fill in ONLY if the Exchange Notes are to be sent to someone other than the undersigned, or to the undersigned at an address OTHER than that set forth above.

Deliver certificate(s) and check(s) to:

Name
----------------------------------------
                                    (PLEASE PRINT)

Address
--------------------------------------

                ------------------------------------------------
                               (INCLUDE ZIP CODE)

                  REGISTERED HOLDERS OF NOTES PLEASE SIGN HERE
               (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

DATED:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (SIGNATURE(S) OF REGISTERED HOLDER(S))

(Must be signed by registered holder(s) exactly as the name(s) appear(s) on the Notes or on a security position listing as the owner of the Notes or by person(s) authorized to become registered Holder(s) by properly completed bond powers transmitted herewith. If signing is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, please set forth full title and enclose proper evidence of authority to so act.)

Area Code and Telephone Number
---------------------------------------------------------------------

Tax Identification or Social Security Number
----------------------------------------------------------

                      Please Complete Substitute Form W-9

                           GUARANTEE OF SIGNATURE(S)

          (SIGNATURES MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 3)

Authorized Signature
--------------------------------------------------------------------------------

Title
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address of Firm
--------------------------------------------------------------------------------

Dated
--------------------------------------------------------------------------------

                    PAYER'S NAME: BUCKEYE TECHNOLOGIES INC.

------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                            Part 1 -- PLEASE PROVIDE YOUR TIN IN THE   Social Security Number
 FORM W-9                              BOX AT RIGHT AND CERTIFY BY SIGNING AND    OR -------------------------------
                                       DATING BELOW                               Employer Identification Number
                                      ------------------------------------------------------------------------------
 Department of the Treasury            Part 2 -- CERTIFICATION -- Under the penalties of perjury, I certify (1) that the
 Internal Revenue Service              number shown on this card is my correct taxpayer identification number; and (2)
                                       that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service (IRS) has notified me that I am no longer subject to backup withholding.
                                         Instruction.  You must strike out clause (2) above before signing this card if you have been notified that you are subject to backup withholding due to notified payee underreporting, and you have not received a notice from the IRS advising you that backup withholding has terminated.

                                       SIGNATURE ______________________________ DATE ______________________________
                                      ------------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER          Part -- 3 Awaiting TIN [ ]      You must complete the following certificate if
 IDENTIFICATION NUMBER (TIN)                                           you checked this box.

------------------------------------------------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that because I have not provided a taxpayer identification number, 31% of all reportable payments made to me hereafter will be withheld unless I provide a certified TIN within 60 days.


   ------------------------------------          --------------------------
               Signature                                   Date

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------------------
                                            GIVE THE
                                        SOCIAL SECURITY
     FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
-----------------------------------------------------------
 1.  An individual's account.        The individual
 2.  Two or more individuals (joint  The actual owner of
     account)                        the account or, if
                                     combined funds, any
                                     one of the
                                     individuals(1)
 3.  Husband and wife (joint         The actual owner of
     account)                        the account or, if
                                     joint funds, either
                                     person
 4.  Custodian account of a minor    The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint          The adult or, if the
     account)                        minor is the only
                                     contributor, the minor
 6.  Account in the name of          The ward, minor, or
     guardian or committee for a     incompetent person(3)
     designated ward, minor, or
     incompetent person
 7.  a. The usual revocable savings  The grantor-trustee
        trust account (grantor is
        also trustee)
     b. So-called trust account      The actual owner
        that is not a legal or valid
        trust under State law
 8.  Sole proprietorship account     The owner(4)
-----------------------------------------------------------

-----------------------------------------------------------
                                       GIVE THE EMPLOYER
                                         IDENTIFICATION
     FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
-----------------------------------------------------------
 9.  A valid trust, estate, or       The legal entity (Do
     pension trust                   not furnish the
                                     identifying number of
                                     the personal
                                     representative or
                                     trustee unless the
                                     legal entity itself is
                                     not designated in the
                                     account title)(5)

10.  Corporate account               The corporation

11.  Religious, charitable, or       The organization
     educational organization
     account

12.  Partnership account held in     The partnership
     the name of the business

13.  Association, club, or other     The organization
     tax-exempt organization

14.  A broker or registered nominee  The broker or nominee

15.  Account with the Department of  The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district, or prison) that
     receives agricultural program
     payments
-----------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated a bank under section 584(a).
  - A trust exempt from tax under Section 664 or described in Section 4947.
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  - A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals.

  Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050(N) and 6050A and the regulations thereunder.

  PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. -- If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 20% on any portion of an under-payment attributable to that failure unless there is a preponderance of evidence to the contrary.
(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or Imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

     All physically delivered Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the tendered Notes and all other required documents is at the election and risk of the Holder. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent before the Expiration Date.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Notes for exchange.

     Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

2. GUARANTEED DELIVERY PROCEDURES.

     Holders who wish to tender their Notes, and (i) whose Notes are not immediately available, or (ii) who cannot deliver their Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

          a. the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

          b. prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Notes, the certificate or registration number(s) of such Notes and the principal amount of Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five (5) business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing the Notes to be tendered in proper form for transfer (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at the Depository) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

          c. such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Notes in proper form for transfer (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at the Depository) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent Within five business days after the Expiration Date.

     Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3. PARTIAL TENDERS; WITHDRAWALS.

     If less than the entire principal amount of Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Senior Subordinated Notes Tendered Hereby." A newly issued Note for the principal amount of Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

     Any Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Notes are irrevocable. To withdraw a tender of Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent by 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Notes to be withdrawn (the "Depositor"), (ii) identify the Notes to be withdrawn (including the certificate or registration number(s) and principal amount of such Notes, or, in the case of Notes transferred by book-entry transfer, the name and number of the account at the DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Notes register the transfer of such Notes into the name of the Depositor withdrawing the tender,
(iv) specify the name in which such Notes are to be registered, if different from that of the Depositor and (v) include a statement that such Holder is withdrawing his election to have such Notes exchanged. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Notes so withdrawn are validly retendered. Any Notes which have been tendered but which are not accepted for exchange, will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Depository, the signature must correspond with the name as it appears on the security position listing as the owner of the Notes.

     If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Notes.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder or Holders of Notes (which term, for the purposes described herein, shall include a participant in the Depository whose name appears on a security listing as the owner of the Notes) listed and tendered hereby, no endorsements of the tendered Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Notes, and, with respect to a participant in the Depository whose name appears on a security position listing as the owner of Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Notes or bond power guaranteed by an Eligible Institution (except where the Notes are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

     Tendering Holders should indicate, in the applicable box, the name and address (or account at the Depository) in which the Exchange Notes or substitute Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated, and the tendering Holder should complete the applicable box.

     If no instructions are given, the Exchange Notes (and any Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Notes or deposited at such Holder's account at the Depository.

6. TRANSFER TAXES.

     The Company shall pay all transfer taxes, if any, applicable to the exchange of Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Notes tendered, or if tendered Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Notes listed in the Letter of Transmittal.

7. WAIVER OF CONDITIONS.

     The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8. MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

     Any Holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as Requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Sheila

Jordan Cunningham, Buckeye Technologies Inc., 1001 Tillman Street, Memphis, Tennessee 38112; telephone (901) 320-8100.

10. VALIDITY AND FORM.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Notes and withdrawal of tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Notes not properly tendered or any Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering Holders of Notes, unless otherwise provided herein, as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Holder tendering Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Notes may be subject to backup withholding.

     Certain Holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a Holder, who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9, should execute the certification following such Part 2. In order for a foreign Holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a Holder with respect to the Exchange Notes, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder is exempt, (ii) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or
(iii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Notes. If Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                     FORM OF NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                     8% SENIOR SUBORDINATED NOTES DUE 2010
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF

                           BUCKEYE TECHNOLOGIES INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Buckeye Technologies Inc. (the "Company") made pursuant to the
Prospectus, dated July   , 1998 (the "Prospectus"), if certificates for the
outstanding 8% Senior Subordinated Notes Due 2010 of the Company (the "Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to IBJ Schroder Bank & Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

               IBJ SCHRODER BANK & TRUST COMPANY, EXCHANGE AGENT

---------------------------------------------------------------------------------------------------
 By Mail (registered or           By Facsimile Transmission (for    By Hand or Overnight Courier:
 certified mail recommended):     Eligible Institutions only):
---------------------------------------------------------------------------------------------------
 IBJ Schroder Bank & Trust                (212) 858-2611            IBJ Schroder Bank & Trust
   Company                                                            Company
 P.O. Box 84                                                        One State Street
 Bowling Green Station                                              New York, New York 10004
 New York, New York 10274-0084                                      Attn: Securities Processing
 Attn: Reorganization                                                 Window, Subcellar One, (SC-1)
   Operations
   Department
---------------------------------------------------------------------------------------------------
                      Confirm Receipt of Facsimile Transmission by Telephone:
                                          (212) 858-2103
---------------------------------------------------------------------------------------------------

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

LADIES AND GENTLEMEN:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

---------------------------------------------------------------------------------------------
                                  PLEASE SIGN AND COMPLETE
---------------------------------------------------------------------------------------------

 Signature of Registered Holder(s) or
 Authorized
 Signatory:
 -------------------------------------------
--------------------------------------------
--------------------------------------------
---------------------------------------------------------------------------------------------

 Name(s) of Registered Holder(s):               Area Code and Telephone No.:
 ----------------                               -------------------
 --------------------------------------------   ---------------------------------------------
 --------------------------------------------
---------------------------------------------------------------------------------------------
 Principal amount of Notes Tendered:            If Notes will be delivered by book-entry
 --------------------------------------------   transfer, check trust company below:

                                                ------ The Depository Trust Company
                                                ------ Midwest Securities Trust Company
                                                ------ Philadelphia Depository Trust Company
---------------------------------------------------------------------------------------------
 Certificate No.(s) of Notes (if available):    Depository Account No.:
 --------------------------------------------   --------------------------
---------------------------------------------------------------------------------------------

     Must be signed by the Holder(s) of Notes as their name(s) appear(s) on certificates for Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

Address(es):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Account Number:
--------------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Notes being tendered hereby or confirmation of book-entry transfer of such Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Area Code and Telephone No.:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Title:
--------------------------------------------------------------------------------

Dated:
--------------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES OF NOTES WITH THIS FORM. CERTIFICATES OF NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.